Convertible Preferred Stock	9 Months Ended
Sep. 30, 2013
Convertible Preferred Stock

Note 5. Convertible Preferred Stock

As of December 31, 2012, we had the following convertible preferred stock outstanding:

	Shares Authorized	Shares Issued and Outstanding	Carrying Amount	Aggregate Liquidation Preference	Issuance Price Per Share
	(in thousands, except for share amounts)
Series A Preferred	10,831,164	10,831,164	$5,024	$5,091	$0.47
Series B Preferred	7,000,000	6,585,153	15,007	15,080	$2.29

Total	17,831,164	17,416,317	$20,031	$20,171

All of our convertible preferred stock automatically converted into shares of Class B common stock upon the closing of our IPO in May 2013. Significant terms of Series A and B convertible preferred stock prior to our IPO were as follows:

Voting

Each holder of preferred stock was entitled to vote on all matters and was entitled to that number of votes equal to the number of votes that would be accorded to the number of shares of Class B common stock into which such holder’s preferred stock could be converted.

Dividends

The holders of preferred stock were entitled to receive noncumulative dividends prior to and in preference to any dividends to common stockholders, at a rate of $0.1374 and $0.0282 per share per annum on each outstanding share of Series B and Series A preferred stock, respectively, as and when declared by the board of directors. The dividend price per share was subject to adjustment for stock splits, stock dividends and reclassification. To date, we have not declared or paid dividends.

Liquidation

In the event of any liquidation, dissolution or winding up of the corporation, including a merger, acquisition in which our capital stock outstanding immediately prior to the transaction represented less than 50% of the outstanding shares of the surviving entity, a transaction or a series of transactions in which more than 50% of our voting power was transferred or a sale of all or substantially all of our assets, the holders of preferred stock were entitled to receive, prior and in preference to any distribution of assets to the holders of common stock, an amount equal to $2.29 for each share of Series B preferred stock and $0.47 for each share of Series A preferred stock held by them plus any declared but unpaid dividends. If our assets were insufficient to permit this payment, then the assets would be distributed ratably among the preferred stockholders. After this distribution, all assets would be ratably distributed to the common stockholders.

The preferred stock agreements contained a provision that, in the event of a change in the control of the Company, would give the holders of the convertible preferred stock the right to receive a cash distribution equal to the liquidation preference on the convertible preferred stock. Due to these redemption characteristics, the convertible preferred stock has been presented as convertible preferred stock within the mezzanine section in the consolidated balance sheets.

Conversion

Each share of preferred stock was convertible at the option of the holder into such number of shares of Class B common stock determined by dividing its stated value by the conversion price at the time of conversion. The conversion price was equal to the original issue price as adjusted for stock splits, stock dividends, recapitalization, mergers, dilutive issuances and other transactions having a similar effect. All shares of preferred stock were automatically converted into shares of Class B common stock upon the closing of our IPO on a 1:1 basis.

Redemption

The convertible preferred stock is not redeemable by us or at the option of the preferred stockholder.